UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 17, 2004


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        1-10315                                          63-0860407
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events and Required FD Disclosure.

         On August 17, 2004, HEALTHSOUTH Corporation issued a press release entitled: "HEALTHSOUTH Corporation Appoints Two New Members to Board of Directors."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHSOUTH CORPORATION


                                     By: /s/    Gregory L. Doody
                                         -----------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                   General Counsel and Secretary



Dated: August 17, 2004

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99                Press release of HEALTHSOUTH Corporation dated
                  August 17, 2004.

                                                                      EXHIBIT 99

News From

HEALTHSOUTH(R)

                                                           FOR IMMEDIATE RELEASE
                                                                 August 17, 2004

               HEALTHSOUTH CORPORATION APPOINTS TWO NEW MEMBERS TO
                               BOARD OF DIRECTORS

BIRMINGHAM, ALABAMA -- HealthSouth Corporation (OTC Pink Sheets: HLSH) today announced the appointment of Lee Higdon, 58, and John E. Maupin, Jr., D.D.S, 57, to its board of directors and to the special committee of its board of directors, effective immediately. Higdon is president of the College of Charleston in Charleston, S.C. Maupin is president and CEO of Meharry Medical College in Nashville, Tenn.

"Lee and John bring extensive financial, administrative, and healthcare experience to the board," said Bob May, HealthSouth chairman of the board. "We are very pleased to have them join us as new independent directors, and we look forward to their help in continuing to develop HealthSouth's platform for future growth and success."

Prior to moving to Charleston in 2001, Higdon served as president of Babson College in Wellesley, Mass., a leading school of entrepreneurship. He also served as dean of the Darden Graduate School of Business Administration of the University of Virginia, which was ranked among the top five business schools by Business Week and among the top 10 by U.S. News & World Report during his tenure.

His financial experience includes a 20-year tenure at Salomon Brothers, where he became vice chairman and member of the executive committee, managing the Global Investment Banking Division. As a leading investment banker, he initiated and executed four transactions recognized by Institutional Investor as "Deals of the Year."

Higdon sits on the boards of directors of Crompton Corporation, Eaton Vance Corp. and Newmont Mining. He was formerly a board member of Mt. Holyoke College, Bestfoods Corporation, Georgetown University, Brooklyn Museum of Art and Africare. He received an A.B. degree in history from Georgetown University. He earned his masters degree in 1972 from the University of Chicago where he majored in finance.

Maupin served from 1989 to 1994 as executive vice president and chief operating officer for the Morehouse School of Medicine and was executive director and chief executive officer for Southside Healthcare, Inc. prior to joining Morehouse. He also served as deputy commissioner for medical services and assistant commission of clinical health services for the City of Baltimore Health Department.

Maupin serves on the board of LifePoint Hospitals, Inc. and Pinnacle Financial Partners, Inc. In addition, he has served on numerous national scientific and advisory boards, including the National Advisory Research Council of the National Center for Research Resources, National Institute of Health. He currently serves as president of the Association of Minority Health Professions Schools, a member of the U.S. Department of Education's national Committee on Foreign Medical Education Accreditation, and a member of the board of overseers for the Vanderbilt-Ingram Cancer Center. He received a masters of business administration degree from Loyola College and a D.D.S. degree from Meharry Medical College.

ABOUT HEALTHSOUTH
HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with locations nationwide and abroad. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities and Exchange Commission into HealthSouth's financial reporting and related activity calling into question the accuracy of the Company's previously filed financial statements; HealthSouth's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HealthSouth's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HealthSouth's management team; HealthSouth's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of the events of default under such agreements, the failure of which may result in HealthSouth filing a voluntary petition for bankruptcy; HealthSouth's ability to continue to operate in the ordinary course and manage it's relationships with its creditors, including it's lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HealthSouth's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HealthSouth's response thereto; HealthSouth's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

                                       ###

           For more information contact Andy Brimmer at 205-410-2777.